SUPPLEMENT DATED MARCH 21, 2003 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF EACH FUND LISTED BELOW:

Merrill Lynch Focus Twenty Fund, Inc. Merrill Lynch Global Balanced Fund of Mercury Funds, Inc. Merrill Lynch Latin America Fund, Inc. Merrill Lynch Utilities and Telecommunications Fund, Inc.

Effective April 14, 2003, certain share classes of the Funds will be redesignated, as set forth below:

Designation until April 13, 2003	Designation as of April 14, 2003
Class A	Class I
Class B	Class B
Class C	Class C
Class D	Class A

These changes constitute a change in the share class designation only and have no effect on any feature of the share classes or the Funds, including net asset value, performance, eligibility requirements for purchase, sales charges, conversion rights, holding periods or reinstatement or exchange privileges.

Code: PR/SAI-STK0303